UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street
Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In connection with the offering and sale of $500,000,000 aggregate principal amount of 5.50% notes due 2030 (the “2030 Notes”) and $500,000,000 aggregate principal amount of 5.95% notes due 2035 (the “2035 Notes” and together with the 2030 Notes, the “Notes”), National Fuel Gas Company (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-273926):

1.

Underwriting Agreement, dated February 4, 2025, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and PNC Capital Markets LLC, acting as representatives of several underwriters named therein.

2.	Officer’s Certificate dated February 19, 2025, establishing the terms of the Notes.

3.	Form of 2030 Note, as established by the Officer’s Certificate above.

4.	Form of 2035 Note, as established by the Officer’s Certificate above.

5.	Opinion of Jones Day.

6.	Opinion of Lowenstein Sandler LLP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated February 4, 2025, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and PNC Capital Markets LLC, acting as representatives of several underwriters named therein

Exhibit 4.1.1	Officer’s Certificate dated February 19, 2025, establishing the terms of the Notes

Exhibit 4.1.2	Form of 2030 Note (included in 4.1.1 above)

Exhibit 4.1.3	Form of 2035 Note (included in 4.1.1 above)

Exhibit 5.1.1	Opinion of Jones Day

Exhibit 5.1.2	Opinion of Lowenstein Sandler LLP

Exhibit 23.1	Consent of Jones Day (included in Exhibit 5.1.1)

Exhibit 23.2	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1.2)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Michael W. Reville
Michael W. Reville
General Counsel and Secretary

Dated: February 19, 2025